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THE J.G. WENTWORTH COMPANY® ANNOUNCES $58.7 MILLION FIXED RATE ASSET BACKED SECURITIZATION
CHESTERBROOK, Pa. - (BUSINESS WIRE) - The J.G. Wentworth Company® (“J.G. Wentworth” or the “Company”) (OTC Pink:JGWEQ), today announced that J.G. Wentworth XL LLC has issued $58.7 million of Fixed Rate Asset Backed Notes. The notes are collateralized primarily by payments from a pool of rights arising under court ordered structured settlement payment and annuity payment purchase contracts primarily originated by the J.G. Wentworth® and Peachtree Financial Solutions® companies.
“We are pleased with the execution of our 47th securitization as we progress through our previously announced restructuring process,” said Katerina Cozza, Interim Chief Financial Officer, J.G. Wentworth.
“Our securitization program continues to provide for efficient execution and performance for the Company and investors. We are excited to execute this most recent transaction in line with our strategy and annual plan,” said Stewart A. Stockdale, Chief Executive Officer, J.G. Wentworth.  “Even as we work to complete the restructuring of the Company’s balance sheet, our bonds continue to be sought after as evidenced by the strong demand we saw for this transaction.”
Deal Terms
The issuance consists of two classes of placed notes: $52.7 million Class A Fixed Rate Asset Backed Notes that will pay 3.80%, and $6.0 million Class B Fixed Rate Asset Backed Notes that will pay 5.43%. The notes are rated Aaa (Moody’s) and Baa2 (Moody’s), respectively.
There was no prefunding associated with this transaction.
Barclays was the Sole Structuring Advisor and Sole Book-Running Manager. Rewire Securities acted as the Co-Lead Manager.

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About The J.G. Wentworth Company®
The J.G. Wentworth Company® is focused on providing direct-to-consumer access to financing solutions through a variety of avenues, including: mortgage lending and refinancing, structured settlement, annuity and lottery payment purchasing, prepaid cards, and access to providers of personal loans.
Mortgage loans are offered by J.G. Wentworth Home Lending, LLC NMLS ID # 2925 (www.nmlsconsumeraccess.org), 3350 Commission Court, Woodbridge, VA 22192; 888-349-3773.
For more information about The J.G. Wentworth Company®, visit www.jgw.com or use the information provided below.
This announcement shall not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of our securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful, prior to registration or qualification under the securities laws of any such state or jurisdiction.
Forward-Looking Statements
Certain statements in this press release constitute "forward-looking statements." All statements, other than statements of historical fact, are forward-looking statements. You can identify such statements because they contain words such as ''plans,'' ''expects'' or ''does not expect,'' ''budget,'' ''forecasts,'' ''anticipates'' or ''does not anticipate,'' ''believes,'' ''intends,'' and similar expressions or statements that certain actions, events or results ''may,'' ''could,'' ''would,'' ''might,'' or ''will,'' be taken, occur or be achieved. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.
A number of factors could cause actual results, performance or achievements to differ materially from the results expressed or implied in the forward-looking statements. These factors should be considered carefully and readers should not place undue reliance on the forward-looking statements. Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause our actual results, performance and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. Consideration should also be given to the areas of risk set forth under the heading "Risk Factors" in our filings with the Securities and Exchange Commission, and as set forth more fully under "Part 1, Item 1A. 'Risk Factors'" in our Annual Report on Form 10-K for the year ended December 31, 2016, as updated by "Part II, Item 1A. 'Risk Factors'" in our Quarterly Reports on Form 10-Q for the quarters ending since that date as filed with the SEC and Quarterly Report on Form 10-Q for the quarter ended September 30, 2017. These risks and uncertainties include, among other things: our ability to execute on our business strategy; our ability to successfully compete in the industries in which we operate; our dependence on the effectiveness of direct response marketing; our ability to retain and attract qualified senior management; any improper use of or failure to protect the personally identifiable information of past, current and prospective customers to which we have access; our ability to upgrade and integrate our operational and financial information systems, maintain uninterrupted access to such systems and adapt to technological changes in the industries in which we operate; our dependence on third parties, including our ability to maintain relationships with such third parties and our potential exposure to liability for the actions of such third parties; damage to our reputation and increased regulation of our industries which could result from unfavorable press reports about our business model; infringement of our trademarks or service marks; changes in, and our ability to comply with, any applicable federal, state and local laws and regulations governing us, including any applicable federal consumer financial laws enforced by the Consumer Financial Protection Bureau; our ability to maintain our state licenses or obtain new licenses in new markets; our ability to continue to purchase structured settlement payments and other financial assets; our business model being susceptible to litigation; our ability to remain in compliance with the terms of our substantial indebtedness and to refinance our term debt; our ability to obtain sufficient working capital at attractive rates or obtain sufficient capital to meet the financing requirements of our business; our ability to renew or modify our warehouse lines of credit; the accuracy of the estimates and assumptions of our financial models; changes in prevailing interest rates and our ability to mitigate interest rate risk through hedging strategies; the public disclosure of the identities and information of structured settlement holders maintained in our proprietary database; our dependence on the opinions of certain credit rating agencies of the credit quality of our securitizations; our ability to complete future securitizations, other financings or sales on favorable terms; the insolvency of a material number of structured settlement issuers; adverse changes in the residential mortgage lending and real estate markets, including any increases in defaults or

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delinquencies, especially in geographic areas where our loans are concentrated; our ability to grow our loan origination volume, acquire mortgage servicing rights and recapture loans that are refinanced; changes in the guidelines of the applicable government-sponsored enterprises, or any discontinuation of, or significant reduction in, the operation of the applicable government-sponsored enterprises; our entry into the Restructuring Support Agreement to restructure our long-term debt and equity under chapter 11 of the United States Bankruptcy Code; the risks and uncertainties associated with the bankruptcy process; the Plan contemplated by the Restructuring Support Agreement provides for all existing equity interests of our common stockholders to be cancelled and for our common stockholders to lose the full amount of their investment; our ability to satisfy the conditions and milestones contained in the Restructuring Support Agreement; our ability to obtain confirmation of the Plan; the ability of our management to focus on the operation of our business during the pendency of the Chapter 11 Cases; and potential misrepresentations by borrowers, counterparties and other third parties.
Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to publicly revise any forward-looking statements, to report events or to report the occurrence of unanticipated events unless we are required to do so by law.
Contacts:
The J.G. Wentworth Company®
Erik Hartwell, VP, Investor Relations
866-386-3853
investor@jgwentworth.com
or
Media Inquiries
The Glover Park Group
Becky Reeves
202-295-0139
breeves@gpg.com

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